                                                                       Exhibit 4

          Number                                                      Shares

     MCF

                   [LOGO OF MIDCAROLINA FINANCIAL CORPORATION]

       COMMON STOCK                                            COMMON STOCK



  INCORPORATED UNDER THE LAWS         SEE REVERSE FOR CERTAIN RESTRICTIONS AND
 OF THE STATE OF NORTH CAROLINA                      DEFINITIONS


     THIS CERTIFIES THAT





    IS THE RECORD HOLDER OF

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                        MIDCAROLINA FINANCIAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent end Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          /s/ [ILLEGIBLE]            [SEAL]      /S/ [ILLEGIBLE]

          CORPORATE SECRETARY              PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                          BY
                                                            AUTHORIZED SIGNATURE

                        MIDCAROLINA FINANCIAL CORPORATION

    The Corporation will furnish to any shareholder upon request and without charge a copy of the Certificate of Incorporation and Bylaws of the Corporation, which set forth certain other provisions with respect to acquisition of shares of the Corporation, as well as a description of the Corporation's authorized common stock and other provisions affecting stockholder rights and corporate governance




    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common                      UNIF GIFT MIN ACT - .............Custodian............
    TEN ENT - as tenants by the entireties                                     (Cust)               (Minor)
    JT TEN  - as joint tenants with right of                           under Uniform Gifts to Minors
              survivorship and not as tenants                          Act ...................................
              in common                                                          (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _____________________________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

______________________________________________________________ Shares of the
Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________




                                ________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



       SIGNATURE(S) GUARANTEED: ________________________________________________
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-13.




      KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.